Exhibit 10.1

CESCA THERAPEUTICS INC.

AMENDMENT NO. 1 TO THE

convertible note

This Amendment No. 1 (this “Amendment No. 1”) is made as of July 23, 2019 (the “Effective Date”) to the Convertible Note Agreement (the “Agreement”) dated January 29, 2019 by Cesca Therapeutics Inc., a Delaware corporation (the “Company”), and Orbrex USA Co. Limited (“Orbrex”).

WHEREAS, with the amendment, the Parties desire to revise the Agreement in order to amend and replace Section (1) of the Agreement. The Parties hereby mutually agree that the Agreement shall be amended as follows:

SECTION 1.     Amendment of the Agreement.

On and after the Effective Date, Section 1 shall be as follows:

(1) PAYMENTS OF PRINCIPAL; PREPAYMENT. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal, and accrued and unpaid interest. The “Maturity Date” shall be July 31, 2022.

SECTION 2.     Effectiveness. This Amendment No. 1 shall become effective as of the Effective Date written above. Upon the effectiveness hereof, all references in the Agreement to “this Agreement” or the like shall refer to the Agreement as amended hereby by this Amendment No. 1.

SECTION 3.     Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument.

SECTION 4.     Law; Construction. THIS AMENDMENT NO. 1 AND ANY CLAIM, CONTROVERSY OR DISPUTE RELATING TO OR ARISING OUT OF THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

SECTION 5.     Entire Agreement. Except as amended by this Amendment No.1, all of the terms of the Agreement shall remain in full force and effect and are hereby confirmed in all respects.

[SIGNATURE PAGE FOLLOWS]

The Parties have executed this Amendment No.1 as of the Effective Date set forth above.

COMPANY:

CESCA THERAPEUTICS INC.
a Delaware corporation

By:	/s/ Xiaochun Xu
Name:	Xiaochun (Chris) Xu
Title:	Chairman & CEO

INVESTORS:

Orbrex (USA) Co. Limited

By:	/s/ Lan Fang Yuan
Name:	Lan Fang Yuan
Title:	President

(Signature page to Amendment No. 1 to the Convertible Note)